UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of March 29, 2004, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan Trust, Series 2004-HI1)

                Residential Funding Mortgage Securities II, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                           333-110340           41-1808858
--------                           ----------           ----------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
of Incorporation)                  File Number)         Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                  55437
----------------------                  -----
(Address of Principal                 (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

              25.1 Statement of Eligibility of JPMorgan Chase Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act of Trustee.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RESIDENTIAL FUNDING MORTGAGE
                                             SECURITIES II, INC.

                                             By:  /s/ Mark White
                                                -------------------------------
                                             Name:    Mark White
                                             Title:   Vice President



Dated: March 19, 2004




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                                  EXHIBIT INDEX



Exhibit
Number  Description

25.1 Statement of Eligibility of JPMorgan Chase Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act of Trustee.



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